U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2008

GLOBAL MUSIC INTERNATIONAL, INC.
 (Exact name of registrant as specified in charter)

Florida	333-120908	20-1354562
(State or jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		identification No.)

30 Grassy Plain Street, Suite 7, Bethel, Connecticut		06801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 203-730-0888

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

On January 25, 2008, David R.Allen resigned as  Chief Financial Officer of the Company, effective  on  January 25,  2008.

On January 25, 2008 Christopher Mauritz, Executive Vice President, Officer and Director of the Company resigned his position, effective on January 25, 2008.

On January 25, 2008, James Fallacaro was appointed as the Company’s Acting Chief Financial Officer.

James Fallacaro is President, CEO and a Director of the company since inception.

On January 30, 2008 Ji Shen  resigned his position as Vice President and Director of the company, effective January 30, 2008.

A replacement was not appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MUSIC INTERNTIONAL, INC.

Dated: March 7, 2008	By:	/s/ James Fallacaro
James Fallacaro
Title: Chief Executive OfficerAnd President & Director